EXHIBIT 32.3

CERTIFICATION
 PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)
UNDER THE SECURITIES AND EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Diamond Entertainment Corporation (the "Company") for the quarter ended June 30, 2006, I, Fred U. Odaka, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Fred U. Odaka
                                                Fred U. Odaka
                                                Title: Chief Financial Officer
                                                Date: August 21, 2006